Exhibit 10.1 DATED 13 May 2019 Between KVH MEDIA GROUP LIMITED as Lender and PELICAN HOLDCO LIMITED as Borrower _________________________________________ LOAN AGREEMENT _________________________________________ Paul Hastings (Europe) LLP Ten Bishops Square, Eighth Floor London, E1 6EG Tel: +44 20 3023 5100 Fax: +44 20 3023 5109

Table of Contents Page 1. DEFINITIONS AND INTERPRETATION ................................................................ 1 2. THE ADVANCE .......................................................................................................... 2 3. PURPOSE ................................................................................................................... 2 4. INTEREST ................................................................................................................... 2 5. REPAYMENT .............................................................................................................. 3 6. VOLUNTARY PREPAYMENT ................................................................................. 3 7. PAYMENTS AND SET OFF ..................................................................................... 3 8. FURTHER ASSURANCE ......................................................................................... 3 9. ENTIRE AGREEMENT ............................................................................................. 3 10. WAIVER AND VARIATION....................................................................................... 4 11. INVALIDITY ................................................................................................................. 4 12. ASSIGNMENT ............................................................................................................ 4 13. RIGHTS OF THIRD PARTIES ................................................................................. 4 14. COUNTERPARTS ..................................................................................................... 4 15. GOVERNING LAW AND JURISDICTION .............................................................. 4 i

THIS AGREEMENT is made on 13 May 2019 BETWEEN (1) KVH MEDIA GROUP LIMITED, a company incorporated in England and Wales with registered number 06462774 and having its registered office at 2a Queen Street, Leeds, West Yorkshire LS1 2TW (the "Lender"); and (2) PELICAN HOLDCO LIMITED, a company incorporated in England and Wales with registered number 11988300 and having its registered office at 3 Cadogan Gate, London, England SW1X 0AS (the "Borrower"). WHEREAS The Lender wishes to make a loan in the aggregate amount of USD 89,386,997 available to the Borrower on the terms set out in this Agreement. IT IS AGREED THAT 1. DEFINITIONS AND INTERPRETATION 1.1 In this Agreement, unless the context otherwise requires: "Acquisition" means the acquisition by the Borrower of the shares of each of the Targets on the terms of the Acquisition Agreement; "Acquisition Agreement" means the share purchase agreement dated on or around the date hereof between, amongst others, the Borrower as purchaser and the Lender as seller in relation to the Acquisition; "Advance" means the advance of an aggregate principal amount of USD 89,386,997 to be made by the Lender to the Borrower; "Advance Date" means the date on which the Advance is made, which date shall be the date of closing of the Acquisition in accordance with the terms of the Acquisition Agreement; "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for ordinary banking business in the country of incorporation of both the Lender and the Borrower; "Documentary CPs" means the Security Documents and the Equity Commitment Letter; "Equity Commitment Letter" means the equity commitment letter dated on or around the date hereof from Oakley Capital IV Master SCSp (as Investor) to the Borrower and the Lender "Interest Rate" means: (a) on and from the Advance Date until and including the date falling fifteen (15) Business Days after the Advance Date, five (5) per cent. per annum; and (b) on and from the day after the date falling fifteen (15) Business Days after the Advance Date until and including the Maturity Date, twelve (12) per cent. per annum; "Maturity Date" means thirty (30) Business Days after the Advance Date; "Security Documents" means the share charges to be granted on around the date hereof by the Borrower in favour of the Lender in respect of the shares owned or to be owned by the Borrower in the Targets following the Acquisition; and 1

"Targets" means each of Super Dragon Limited and Videotel Marine Asia Limited. 1.2 In this Agreement, unless the context otherwise requires: (a) references to the singular shall include the plural and vice versa and references to one gender include any other gender; (b) references to a "party" means a party to this Agreement and includes its successors in title, personal representatives and permitted assigns; (c) references to a "person" includes any individual, partnership, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality; (d) references to "dollars", "us dollars" or "$" are references to the lawful currency from time to time of the United States; (e) references to times of the day are to London time unless otherwise stated; (f) references to writing shall include any modes of reproducing words in a legible and non-transitory form; (g) words introduced by the word "other" shall not be given a restrictive meaning because they are preceded by words referring to a particular class of acts, matters or things; and (h) general words shall not be given a restrictive meaning because they are followed by words which are particular examples of the acts, matters or things covered by the general words and the words "includes" and "including" shall be construed without limitation. 1.3 The headings and sub-headings in this Agreement are inserted for convenience only and shall not affect the construction of this Agreement. 1.4 References to this Agreement include this Agreement as amended or varied in accordance with its terms. 2. THE ADVANCE Provided that the Documentary CPs have been delivered on or prior to the Advance Date, the Lender shall make the Advance to the Borrower on the Advance Date. 3. PURPOSE The Advance shall be used for payment of the Estimated Purchase Price under and as defined in the Acquisition Agreement. The Lender shall not be bound to monitor or verify the application of the Advance. 4. INTEREST 4.1 The Advance will bear interest at the Interest Rate. Interest shall accrue from day to day upon the aggregate outstanding principal amount of the Advance from time to time and shall be calculated on the basis of a 360 day year. 4.2 The Borrower shall pay accrued interest on the Advance on the Maturity Date. 2

5. REPAYMENT 5.1 The Borrower shall repay the Advance and all accrued interest thereon in full on the Maturity Date. 5.2 Unless otherwise agreed between the parties, if the Borrower fails to repay the Advance and all accrued interest thereon in full on or before the Maturity Date, liquidated damages in the amount of USD 5,000,000 shall be paid within seven (7) Business Days of the Maturity Date by the Borrower to the Lender. 5.3 A certificate of the Lender as to the amount at any time due from the Borrower to it under this Agreement shall, in the absence of manifest error, be conclusive. 6. VOLUNTARY PREPAYMENT The Borrower may prepay the whole or any part of the Advance (together with interest accrued thereon and any other amounts due or owing to the Lender at such time) at any time without premium or penalty. 7. PAYMENTS AND SET OFF 7.1 Subject to Clause 7.2, all payments made by any party under this Agreement shall be made free from any set-off, counterclaim or other deduction or withholding of any nature whatsoever, except for deductions or withholdings required to be made by law. If any deductions or withholdings are required by law to be made from any such payments, the amount of the payment shall be increased by such amount as will, after the deduction or withholding has been made, leave the recipient of the payment with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding. 7.2 The Lender may at any time or times, upon giving notice in writing to the Borrower, set off any liability of the Lender to the Borrower against any liability of the Borrower to the Lender, whether any such liability is present or future, liquidated or unliquidated, under this Agreement or not and irrespective of the currency of its denomination. If the liabilities to be set off are expressed in different currencies, the Lender may convert either liability at a market rate of exchange for the purpose of set-off. Any exercise by the Lender of its rights under this clause shall be without prejudice to any other rights or remedies available to it under this Agreement or otherwise. 7.3 All payments to be made by the Borrower to the Lender pursuant to the terms of this Agreement shall be made in the currency of the Advance unless otherwise agreed by the Borrower and the Lender. 7.4 If any sums would otherwise become due for payment under this Agreement on a day which is not a Business Day that sum shall become due on the following Business Day of the same calendar month or, if none, on the immediately preceding Business Day and interest shall be adjusted accordingly. 7.5 Unless otherwise specified in writing, all payments to the Lender under this Agreement shall be made to the Lender’s account. 8. FURTHER ASSURANCE Each party shall, at its own cost, promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this Agreement and to secure for the other party the full benefit of the rights, powers and remedies conferred upon it under this Agreement. 9. ENTIRE AGREEMENT This Agreement sets out the entire agreement between the parties relating to the subject matter contained herein and, save to the extent expressly set out in this Agreement, supersedes and 3 extinguishes any prior drafts, agreements, undertakings, representations, warranties, promises, assurances and arrangements of any nature whatsoever, whether or not in writing, relating thereto. 10. WAIVER AND VARIATION 10.1 A failure or delay by a party to exercise any right or remedy provided under this Agreement or by law, whether by conduct or otherwise, shall not constitute a waiver of that or any other right or remedy, nor shall it preclude or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Agreement or by law, whether by conduct or otherwise, shall preclude or restrict the further exercise of that or any other right or remedy. 10.2 A waiver of any right or remedy under this Agreement shall only be effective if given in writing and shall not be deemed a waiver of any subsequent breach or default. 10.3 No variation or amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the parties to this Agreement. Unless expressly agreed, no variation or amendment shall constitute a general waiver of any provision of this Agreement, nor shall it affect any rights or obligations under or pursuant to this Agreement which have already accrued up to the date of variation or amendment and the rights and obligations under or pursuant to this Agreement shall remain in full force and effect except and only to the extent that they are varied or amended. 11. INVALIDITY Where any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction then such provision shall be deemed to be severed from this Agreement and, if possible, replaced with a lawful provision which, as closely as possible, gives effect to the intention of the parties under this Agreement and, where permissible, that shall not affect or impair the legality, validity or enforceability in that, or any other, jurisdiction of any other provision of this Agreement. 12. ASSIGNMENT Except as the parties specifically agree in writing, no person shall assign, transfer, charge or otherwise deal with all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in it. 13. RIGHTS OF THIRD PARTIES A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms. 14. COUNTERPARTS This Agreement may be executed in any number of counterparts. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute but one and the same instrument. 15. GOVERNING LAW AND JURISDICTION 15.1 This Agreement and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England and Wales. 15.2 The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any Disputes, and waive any objection to proceedings before such courts on the grounds of venue or on the grounds that such proceedings have been brought in an inappropriate forum. 4

15.3 For the purposes of this Clause, "Dispute" means any dispute, controversy, claim or difference of whatever nature arising out of, relating to, or having any connection with this Agreement, including a dispute regarding the existence, formation, validity, interpretation, performance or termination of this Agreement or the consequences of its nullity and also including any dispute relating to any non-contractual rights or obligations arising out of, relating to, or having any connection with this Agreement. This Agreement has been entered into on the date stated at the beginning of it. 5

LENDER Signed by a director for and on behalf of KVH /s/ MARK WOODHEAD MEDIA GROUP LIMITED Director signature Mark Woodhead Director name 6

BORROWER Signed by a director for and on behalf of /s/ ALEX COLLINS PELICAN HOLDCO LIMITED Director signature Alex Collins Director name 1